AMENDMENTS TO SECURITIZATION AGREEMENTS AND WAIVER

                  AMENDMENTS TO SECURITIZATION AGREEMENTS AND WAIVER, dated as of August 18, 2000 (these "Amendments"), among MERISEL AMERICAS, INC. ("Merisel Americas"), MERISEL CAPITAL FUNDING, INC. ("Merisel Capital Funding"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital").

                  WHEREAS, Merisel Americas, as originator, and Merisel Capital Funding are parties to an Amended and Restated Receivables Transfer Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, Amendment No. 2, dated as of December 19, 1997, Amendment No. 3, dated as of July 31, 1998 (the "MAI Transfer Agreement") and Amendment No. 4, dated as of March 10, 2000;

                  WHEREAS, Merisel Capital Funding, as seller (in such capacity, the "Seller"), Redwood, as purchaser (in such capacity, the "Purchaser"),
GE Capital, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Merisel Americas, as servicer (in such capacity, the "Servicer") are parties to an Amended and Restated Receivables Purchase and Servicing Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, Amendment No. 2, dated as of December 19, 1997, Amendment No. 3, dated as of July 31, 1998, Amendment No. 4, dated as of February 22, 1999, Amendment No. 5, dated as of May 12, 1999, Amendment No. 6, dated as of August 13, 1999, Amendment No. 7, dated as of March 10, 2000 and Amendment No. 8, dated as of May 17, 2000 (the "Purchase Agreement");

                  WHEREAS, definitions and interpretations of the Purchase Agreement are set forth in Annex X thereto, dated as of September 27, 1996, as amended ("Annex X," and, together with the Purchase Agreement and the MAI Transfer Agreement, the "Securitization Agreements");

                  WHEREAS, the Seller and Servicer have requested the Purchaser, the Operating Agent and the Collateral Agent to waive certain financial covenants contained in the Purchase Agreement; and

                  WHEREAS,   the  parties  hereto  wish  to  further  amend  the
Securitization Agreements (such amendments and waiver is referred to herein as these "Amendments").

                  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

                         ARTICLE I  : DEFINITIONS

SECTION 1.1 All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

           ARTICLE II   : AMENDMENT NO. 9 TO PURCHASE AGREEMENT

SECTION 2.1 Amendments to Article V of the Purchase Agreement. Article V is hereby amended by deleting the word "and" that appears after clause (k), adding the word "and" after clause (l) and adding a new Section 5.02(m) to read as follows:

                  "(m) if an agreement to enter into a proposed sale is executed, promptly, notification of the termination or postponement beyond October 30, 2000 of a Proposed Sale."

SECTION 2.2 Amendments to Article VII of the Purchase Agreement. Section 7.06(e) is hereby amended by adding to the beginning thereof the phrase "except in the case of a Proposed Sale which is completed by October 30, 2000,"

SECTION 2.3       Amendments to Article IX of the Purchase Agreement
Section 9.01 is hereby amended by (a) amending and restating Section 9.01(x) to read as follows:

         "(x) (i) if none of the following occur on or prior to September 30, 2000: (i) execution and delivery of a Proposed Sale Agreement or (ii) delivery to the Operating Agent of a Plan of Disposition; or" and

         (b) adding a new Section 9.01(y) to read as follows:

         "(y) if none of the following occur by October 30, 2000: (i) a Proposed Sale, (ii) the commencement of a Plan of Disposition or (iii) the MAI Facility Unwind;"

SECTION 2.4 Amendments to Exhibit H. The definition of "EBITDA" is amended and restated to read as follows:


         ""EBITDA" shall mean, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income of the Parent and its consolidated subsidiaries for such period, minus (b) the sum, without duplication, of (i) income tax credits, (ii) gain from extraordinary items for such period, (iii) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (iv) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, plus (c) the sum, without duplication, of (i) any provision for income taxes, (ii) Cash Interest Expense, (iii) the Parent's and its consolidated subsidiaries depreciation and amortization for such period,
(iv) the amount of non-cash charges prior to and including the First Quarter 2000, (v) any non-cash charges after the First Quarter 2000 approved in writing by the Operating Agent, and (vi) amortized debt discount."

           ARTICLE III   : AMENDMENT NO. 5 TO MAI TRANSFER AGREEMENT

                  Section 4.03(d) of the MAI Transfer Agreement is hereby amended by adding to the beginning thereof the phrase "except in the case of a Proposed Sale which is completed by October 30, 2000,"

                   ARTICLE IV : AMENDMENT NO. 4 TO ANNEX X

                           Annex X is hereby amended as follows:

                  (a)The definition of "Maximum Purchase Limit" is amended by changing the reference therein to $500,000,000 to $250,000,000.

                  (b) a new definition of "MAI Facility Unwind" is hereby added to read as follows:

                  "MAI Facility Unwind" means the repurchase by the Seller of all Receivables originated by Merisel Americas, Inc. that have been acquired by the Purchaser pursuant to the Purchase Agreement and are held by the Purchaser on the date of such repurchase and the creation of a new securitization facility with the Purchaser and a newly formed special purpose entity solely covering Receivables originated by MOCA all on terms and conditions satisfactory to the Purchasers and the Operating Agent.

                   (c) a new definition of "Plan of Disposition" is hereby added to read as follows:

                           "Plan of  Disposition"  means a formal  plan that has
                  been approved by the Board of Directors of Merisel, Inc. for the disposition, winding down or restructuring, by Merisel, Inc and its Affiliates of its United States distribution business (which shall not include the distribution business of Merisel Open Company Alliance Inc.), which plan shall be acceptable to the Operating Agent and shall include financial projections for the 12-month period commencing on the first day of the month following the date on which said plan is expected to take effect, which projections shall take into account such disposition or restructuring and shall include, without limitation, a pro forma income statement, balance sheet, cash flow statement, availability forecast, and such other information as the Operating Agent may reasonably require.

                  (d) a new definition of "Proposed Sale" is hereby added to read as follows:

                           "Proposed  Sale"  means any sale of a majority of the
                  outstanding capital stock of Merisel Americas, Inc. or any merger or consolidation of Merisel Americas, Inc. which results in a Person other than Merisel, Inc. owning a majority of the outstanding capital stock of Merisel Americas, Inc. or any sale of all or substantially all of the assets of Merisel Americas, Inc. or any sale of all or substantially all of the inventory and accounts receivable of Merisel Americas, Inc.; provided, that any such sale, merger or consolidation shall be acceptable to the Operating Agent; and provided further, that the MAI Facility Unwind shall have occurred by October 30, 2000, otherwise any such sale, merger or consolidation shall not qualify as a "Proposed Sale".

                  (e) a new definition of "Proposed Sale Agreement" is hereby added to read as follows:

                           "Proposed Sale Agreement" means an agreement entered
                  into by Merisel, Inc. and/or Merisel Americas, Inc.
                  and (y) another Person acceptable to the Operating Agent which contains the terms and conditions of a Proposed Sale, which agreement shall be acceptable to the Operating Agent."

          ARTICLE V     : WAIVER OF DEFAULT UNDER PURCHASE AGREEMENT

SECTION 5.1 The Operating Agent, the Collateral Agent and the Purchaser agree to waive compliance with the financial covenants set forth in Exhibit H of the Purchase Agreement for the fiscal quarter ended June 30, 2000 and any Incipient Event or potential Termination Event directly resulting solely from the potential breach of the financial covenants contained in Exhibit H of the
Purchase Agreement for the fiscal quarter ended June 30, 2000. No other provision contained in the Purchase Agreement or any other agreement or document that has been executed and delivered in connection therewith shall be deemed to have been waived by the Operating Agent, the Collateral Agent or the Purchaser including without limitation any representation, warranty, agreement or covenant.

                    ARTICLE VI    : CONDITIONS PRECEDENT

SECTION 6.1 The effectiveness of these Amendments is subject to the conditions precedent that the Collateral Agent, the Operating Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

(a) A certificate of the Secretary of each of the Seller and the Servicer, dated the date of these Amendments and certifying (i) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the Servicer, as the case may be, authorizing the execution, delivery and performance of these Amendments, and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect and (ii) as to the incumbency and specimen signature of each Person's officers executing these Amendments, and all other documents required or necessary to be delivered hereunder.

(b) The opinion of counsel to the Seller, in form and substance reasonably satisfactory to the Purchaser, the Operating Agent and the Collateral Agent, as to certain matters including, without limitation, (i) the valid existence and good standing of the Seller and Servicer, (ii) the power and authority of the Seller and Servicer to execute these Amendments, (iii) the due authorization, execution and delivery of these Amendments by the Seller and Servicer , (iv) the enforceability of these Amendments against the Seller and Servicer, (v) that the execution and delivery of these Amendments (x) does not conflict with the organizational documents of the Seller or Servicer and (y) does not violate or constitute a default under any material financing agreements of the Seller or Servicer.
(c) A certificate of an officer of each of the Seller and the Servicer, dated the date of these Amendments, certifying that each of the representations and warranties made by the Seller and the Servicer in these Amendments is true and correct in all material respects as of the date hereof.
(d) An Officer's Certificate in form and substance satisfactory to the Operating Agent to the effect that all of the representations and warranties in the Transfer Agreement and Purchase Agreement are true and correct in all material respects as of the date hereof after giving effect to these Amendments.
(e) The Seller shall pay fees and expenses of the Purchaser incurred in connection with preparing these Amendments.

    ARTICLE VII    : SELLER'S AND SERVICER'S REPRESENTATIONS AND WARRANTIES

SECTION 7.1 Each of the Seller and the Servicer represents and warrants that:

                  (a) these Amendments have been duly authorized, executed and delivered pursuant to its corporation power;

                   (b) these Amendments constitute its legal, valid and binding obligation subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally; and

                   (c) after giving effect to the amendments referred to herein, there does not exist any Termination Event.

               ARTICLE VIII      : MISCELLANEOUS

SECTION 8.1 Confirmation of Purchase Agreement. Each of the Seller and the Servicer agree that, except for the specific amendments set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Purchase Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement," shall mean the Purchase Agreement as amended by these Amendments and as such agreement may be hereinafter amended or restated. Each reference in the MAI Transfer Agreement to "this agreement" and in each of the other documents to be executed in connection therewith to the MAI Transfer Agreement" shall mean the MAI Transfer Agreement as amended by these Amendments and as such agreement may be hereinafter amended or restated. Nothing herein shall obligate the Seller, the Servicer, the Purchaser, the Operating Agent or the Collateral Agent to enter into any future amendment (whether similar or dissimilar).

SECTION 8.2 Waiver by the Seller and Servicer. Except for manifest errors on the part of the Operating Agent, each of the Seller and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the Operating Agent and the Collateral Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.

SECTION 8.3 Counterparts. Delivery of an executed counterpart of a signature page to these Amendments by facsimile shall be effective as delivery of a manually executed counterpart of these Amendments. These Amendments may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 8.4 Governing Law. These Amendments shall be governed by, and construed in accordance with, California law.
                  -------------

SECTION 8.5 Effective Date of Amendment. Upon the execution and delivery of these Amendments by the parties hereto and the satisfaction of the conditions precedent set forth herein, the Purchase Agreement shall be amended by these Amendments, effective as of the date of hereof.

                                                                 * * *

                  IN WITNESS WHEREOF, the Seller, the Servicer, the Collateral Agent, the Operating Agent and the Purchaser have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.

                   MERISEL CAPITAL FUNDING, INC.,
                   as Seller


                   By:___________________________
                   Title:
                   Name:


                   MERISEL AMERICAS, INC.,
                   as Servicer


                   By:___________________________
                   Title:
                   Name:


                   GENERAL ELECTRIC CAPITAL CORPORATION,
                   as Operating Agent and Collateral Agent


                   By:___________________________
                   Title:
                   Name:


                   REDWOOD RECEIVABLES CORPORATION,
                   as Purchaser


                   By:___________________________
                   Title:
                   Name: